SECURITIES AND EXCHANGE COMMISSION
                           Washington, D.C. 20549

                                 FORM 8-K

                              CURRENT REPORT
                              _____________

                    Pursuant to Section 13 or 15(d) of the
                       Securities Exchange Act of 1934


Date of Report (Date of earliest event reported): September 15, 1997


                            SL GREEN REALTY CORP.
             (Exact name of Registrant as specified in its Charter)
             ______________________________________________________


                                   Maryland
                           (State of Incorporation)


             1-13199                               13-3956775
    (Commission File Number)                (IRS Employer Id. Number)
    ________________________                _________________________


       70 West 36th Street                            10018
       New York, New York                          (Zip Code)
   (Address of principal executive offices)



                        (212) 594-2700
      (Registrant's telephone number, including area code)


Item 2.   Acquisition or Disposition of Assets

     As discussed in the prospectus dated August 14, 1997 of SL Green Realty Corp. (the "Company") contained in the Company's registration statement on Form S-11 (333-29329) relating to the Company's initial public offering of common stock (the "IPO"), on August 1, 1997, Green 110E42 Realty LLC ("110 Realty LLC"), a limited liability company owned by Stephen L. Green, Chairman, President and Chief Executive Officer of the Company, contracted to acquire from an unaffiliated seller the land and building located at 110 East 42nd Street in New York City for a purchase price of $30 million. On August 6, 1997, SL Green Operating Partnership, L.P. (the "Operating Partnership"), of which the Company is the sole general partner, was granted an option by 110 Realty LLC, exercisable over a 10 year period, to acquire from 110 Realty LLC its interest in 110 East 42nd Street at a price equal to the aggregate of
(i) sums paid by 110 Realty LLC for such interest, (ii) all financing and other costs and expenses incurred in connection with the acquisition of ownership by 110 Realty LLC of such interest and (iii) interest on all such sums from the date of incurrence.

     On September 3, 1997, the Board of Directors of the Company, including all of the Independent Directors (i.e., the Directors of the Company who are neither officers of the Company nor affiliated with the Company), acting in its capacity as sole general partner of the Operating Partnership, authorized the Operating Partnership to exercise the option on the terms described above. The Operating Partnership subsequently acquired 110 East 42nd Street on September 15, 1997 from 110 East 42nd Street Associates Limited Partnership for an aggregate purchase price of $30.0 million in cash. The purchase price was funded with proceeds from the Company's IPO. The Company based its determination of the price to be paid on the expected cash flow, physical condition, location, competitive advantages, existing tenancy and opportunities to retain and attract additional tenants. The Company did not obtain an independent appraisal on the Property.

     110 East 42nd Street is an 18-story Class B office building containing approximately 250,000 rentable square feet. The property is located in midtown Manhattan on the south side of 42nd Street between Park and Lexington Avenues, directly opposite the main entrance to Grand Central Terminal (with additional frontage and entrances on the north side of 41st Street). As of June 30, 1997, the building was 93% leased. Major tenants include Greenpoint Savings Bank, Major League Soccer LLC and Morgan, Lewis & Bockius. The building was completed in 1921 as the headquarters of the Bowery Savings Bank and has been designated as a landmark structure by the Landmarks Commission of the City of New York.

Item 7.   Financial Statements and Exhibits

     (a) and (b)  Financial Statements of Property Acquired and Pro Forma
                  Financial Information

     The financial statements and pro forma financial information required by
Item 7(a) and 7(b) are currently being prepared and it is therefor impractical to provide this information on the date hereof. The Company will file the required financial statements and information under cover of Form 8- K/A as soon as practicable but in no event later than 60 days after the date on which this Form 8-K was required to be filed.

(c)  Exhibits

2.1  Option to Purchase 110 East 42nd Street dated as of August 6, 1997*
2.2  Assignment and Assumption Contract dated as of September 3, 1997
2.3 Contract of Sale between 110 East 42nd Street Associates Limited Partnership and Green 110E42 Realty LLC dated as of August 1, 1997


_____________________
*    Incorporated by reference to Exhibit 10.15 of the Company's
Registration
     Statement on Form S-11 (333-29329).


                     SIGNATURES


	Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                  SL GREEN REALTY CORP.





                                  By: /s/ David J. Nettina
                                      ______________________________
                                      David J. Nettina
                                      Executive Vice President, Chief Operating
                                      Officer and Chief Financial Officer



Date:  September 24, 1997